United States

                       Securities and Exchange Commission

                             Washington, D.C. 20549

                                  SCHEDULE 14A

                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                Securities Exchange Act of 1934 (Amendment No. )

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    by Rule 14a-6(e)(2))

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                                The Roxbury Funds
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                (Name of Registrant as Specified In Its Charter)



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    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


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


                                     URGENT
                                    REQUEST


This is just a reminder that we still have not received your vote for the WT Mutual Fund reorganization proposal of your Roxbury Fund, which was originally mailed back in December.

YOUR VOTE IS CRITICAL TO THE SUCCESS OF THIS PROPOSAL.

Enclosed is another proxy card, along with a copy of the original combined proxy statement and prospectus. (Should you wish to receive any of the other enclosures previously sent, please call 1-800-497-2960.)

WE ASK THAT YOU PLEASE VOTE IMMEDIATELY, SINCE THE SHAREHOLDER MEETING IS NOW LESS THAN 10 BUSINESS DAYS AWAY.

Please take a moment to cast your vote right now, ideally on the Internet or by phone to expedite this process. Alternatively, you can complete the attached proxy card and return it in the enclosed self-addressed, stamped envelope.

Thank you for your prompt attention to this request.